UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 13, 2025
CALIBERCOS INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)
(480) 295-7600
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The board of directors of CaliberCos Inc., a Delaware company (the “Company”), initially established July 24, 2025 as the date for its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Due to additional time needed to process the notice and access of the annual meeting proxy material and with authority granted by the Company’s board of directors, the Company determined that its 2025 Annual Meeting will be held on August 1, 2025 and will be held solely online by remote communication, in virtual only format. The record date for stockholders entitled to notice of and to vote at the 2025 Annual Meeting or any adjournment or postponement thereof was June 10, 2025.

Because the 2025 Annual Meeting date has been changed by more than 30 calendar days from the anniversary date of the previous year’s annual meeting (the “2024 Annual Meeting”), pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended, the deadline for stockholder nominations or proposals for consideration at the 2025 Annual Meeting set forth in the Company’s 2024 Annual Meeting proxy statement no longer applies. As such, the Company is filing this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at 8901 E. Mountain View Rd. Ste. 150 Scottsdale, AZ, not later than the close of business on June 18, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its notice and access of proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8. Any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2025 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal and related notice, including any notice on Schedule 14N, comply with the rules and regulations promulgated under the Exchange Act and the Company’s Amended and Restated Bylaws, and are delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on June 18, 2025. Any director nominations and stockholder proposals received after the June 18, 2025 deadline will be considered untimely and will not be considered for inclusion in the proxy material for the 2025 Annual Meeting nor will it be considered at the 2025 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: June 16, 2025

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chairman and Chief Executive Officer